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                                                                 EXHIBIT 10.4(a)

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered into effective as of the 1st day of February, 2001 by and between MP 437 Tower CS, Inc., by RREEF Management Company ("Landlord") and PARTYLITE WORLDWIDE, INC. ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord's predecessor in interest Carol Stream I Development Company ("Carol Stream") and Tenant's predecessor-in-interest, PartyLite Gifts, Inc. ("PartyLite Gifts"), entered into that certain lease agreement dated June 20, 1997 (the "Lease"), pursuant to which Carol Stream leased to PartyLite Gifts space at Building #1, which is located at Schmale and Tower Roads, Carol Stream, Illinois as more particularly set forth in the Lease; and

     WHEREAS, Landlord and Tenant desire to amend the Lease according to the terms hereof to account for the succession of the tenancy from PartyLite Gifts to Tenant as part of a corporate reorganization (as amended by this Amendment, the Lease is hereinafter referred to as the "Lease");

     NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. CONTROLLING LANGUAGE. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the Lease shall remain unmodified and in full force and effect.

     2. TENANT. Effective as of the date hereof, Tenant (PartyLite Worldwide, Inc.) shall be the tenant under the Lease and shall be responsible for all obligations of PartyLite Gifts under the Lease and shall be entitled to all of PartyLite Gifts' rights under the Lease. Notwithstanding anything contained to the contrary in the Lease, Landlord hereby releases PartyLite Gifts from all future obligations arising under the Lease and agrees to look solely to Tenant (PartyLite Worldwide, Inc.) and Blyth, Inc. (formerly known as Blyth Industries, Inc.) pursuant to that certain Guaranty dated as of June 20, 1997.

     3. LANDLORD'S REPRESENTATIONS AND WARRANTIES. Landlord has full power to execute and deliver this Amendment and to consummate each and all of the transactions contemplated hereby; and that the person(s) executing this Amendment on behalf of Landlord are fully authorized to do so.

     4. TENANT'S REPRESENTATIONS AND WARRANTIES. Tenant has full power to execute and deliver this Amendment and to consummate each and all of the transactions contemplated hereby; and that the person(s) executing this Amendment on behalf of Tenant are fully authorized to do so.

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     5.   MODIFICATIONS. No modification, amendment, discharge or change of this
Amendment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, amendment, discharge or change is sought.

     6. REAL ESTATE BROKER. Both parties represent to each other that they have not dealt with any real estate broker with respect to this Amendment and to their knowledge no broker initiated or participated in the negotiations of this Amendment or is entitled to any commission in connection with the Amendment. Both parties agree to indemnify and hold the other harmless from all claims from any real estate broker claiming through the indemnifying party for commission or fees in connection with this Amendment.

     7.   MISCELLANEOUS.

          A. Landlord and Tenant hereby agree that (i) this Amendment is incorporated into and made a part of the Lease, (ii) any and all references to the Lease hereinafter shall include this Amendment, (iii) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

          B. All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Lease.

          C. This Amendment shall be governed by and construed under the laws of the State of Illinois.

          D. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          E. Redress for any claim against Landlord under this Amendment shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under this Amendment are not intended to and shall be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or the investment manager.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

LANDLORD:                                      TENANT:
MP 437 TOWER CS, INC.                          PARTYLITE WORLDWIDE, INC.

BY: RREEF MANAGEMENT COMPANY

BY:    /s/ J.E. TARY                           BY:    /s/ FRANK P. MINEO
      ----------------------                         ------------------------

TITLE: V.P., DISTRICT MANAGER                  TITLE: PRESIDENT
      ----------------------                         ------------------------

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                       CONSENT TO FIRST AMENDMENT TO LEASE

     The undersigned, as guarantor of the tenant's obligations under the Lease pursuant to that certain Guaranty dated as of June 20, 1997, hereby consents to the foregoing amendment and agrees that the Guaranty remains in full force and effect.

                                          GUARANTOR:

                                          BLYTH, INC. (FORMERLY KNOWN AS BLYTH
                                          INDUSTRIES, INC.)

                                          BY:    /s/ RICHARD T. BROWNING
                                                -------------------------------

                                          TITLE: VICE PRESIDENT
                                                -------------------------------

                                        3
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                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                      BY AND BETWEEN PARTYLITE GIFTS, INC.
                          AND PARTYLITE WORLDWIDE, INC.
                  (437 TOWER BOULEVARD, CAROL STREAM, ILLINOIS)

          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") dated as of January 31, 2001 is entered into by and between PARTYLITE GIFTS, INC. ("Assignor") and PARTYLITE WORLDWIDE, INC. ("Assignee").

                                    RECITALS

          WHEREAS, Assignor, as tenant, and Carol Stream I Development Company ("Landlord"), as landlord, entered into that certain lease agreement dated June 20, 1997 (the "Lease"), pursuant to which Landlord leased to Assignor space at Building #1, which is located at Schmale and Tower Roads, Carol Stream, Illinois as more particularly set forth in the Lease; and

          WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the Lease, and Assignee desires to accept such assignment and, subject to the terms and provisions hereof, to assume the obligations of Assignor thereunder.

          NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties agree as follows:

          1. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns all of Assignor's right, title and interest in and to the Lease to Assignee. Assignee hereby accepts the foregoing Assignment and, subject to the terms and provisions hereof, assumes all of Assignor's obligations under the Lease. Assignor shall indemnify, defend and hold Assignee harmless from any and all claims, loss, cost, damage, liability or expense whatsoever, including reasonable attorneys' fees, incurred by or which may be asserted against Assignee arising out of a failure or alleged failure of Assignor to comply with or perform under the Lease prior to the date hereof. Assignee shall indemnify, defend and hold Assignor harmless from any and all claims, loss, cost, damage, liability or expense whatsoever, including reasonable attorneys' fees, incurred by or which may be asserted against Assignor arising out of a failure or alleged failure of Assignee to comply with or perform under the Lease after the date hereof.

          2. FURTHER ASSURANCES. Assignor shall execute or cause to be executed such additional instruments and shall do or cause to be done such further acts, as Assignee may reasonably request, in order to permit Assignee to maintain the assignment made to Assignee by this Assignment.

          3. GOVERNING LAW. This Assignment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Illinois.

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          4.   MODIFICATIONS. This Assignment shall not be amended, modified or supplemented without the written agreement of Assignor and Assignee at the time of such amendment, modification or supplement.

          5. BENEFIT. This Assignment is binding upon Assignor, its successors and assigns and the rights of Assignee under this Assignment shall inure to the benefit of Assignee, and its successors and assigns.

          6. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Assignment shall not affect the other provisions, and this Assignment shall be construed in all respects as if such invalid or unenforceable provision had not been contained herein.

          7. COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

ASSIGNOR:                                   ASSIGNEE:

PARTYLITE GIFTS, INC.                       PARTYLITE WORLDWIDE, INC.

By:  /s/ Frank P. Mineo                     By:  /s/ Frank P. Mineo
    ------------------------                    --------------------------

Its: President                              Its: President
    ------------------------                    --------------------------